UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: October 26, 2004)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		No.)

699 WALNUT STREET
DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(515) 362-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBITS
Press Release
Supplemental Information

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Press Release and Supplemental Information

On October 26, 2004, the Company issued a press release reporting its financial results for the quarter ended September 30, 2004, which the Company is furnishing under this Item 2.02 as Exhibit 99.1, and posted on its website the supplemental information, which the Company is furnishing under this Item 2.02 as Exhibit 99.2. The press release reported, among other matters, the Company’s third quarter 2004 net income of $42.9 million, or $1.05 per diluted share, and adjusted net operating income of $42.3 million, or $1.04 per diluted share.1 The Company also reported GAAP book value per share for the third quarter of 2004 of $39.87 and book value per share excluding accumulated other comprehensive income of $36.98.2

The Company views adjusted net operating income and adjusted net operating income per share, each a non-GAAP financial measure, as important indicators of financial performance. When presented with net income and net income per share, the combined presentation can enhance an investor’s understanding of the Company’s underlying profitability and normalized results of operations. These non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating the Company’s performance on a basis comparable to that used by security analysts.

Third Quarter 2004 Earnings Call

On October 27, 2004, the Company held its third quarter 2004 earnings call.

The Company’s GAAP return on equity for the third quarter of 2004 was 11.5 percent. The Company reported that its operating return on equity was 11.9 for the third quarter of 2004.3

The Company’s unleveraged internal rate of return on new life business4 increased to 12.7 percent year to date, and the Company exceeded its goal of 12.5 percent for year-end 2004. The year-to-date unleveraged internal rate of return on new annuity business was 13.8 percent during the third quarter.5

The Company reported that its new money rate during the third quarter was 5.66 percent, relatively unchanged from the second quarter.

[1] See Exhibit 99.1 for a reconciliation of adjusted net operating income to GAAP net income.

[2] See Exhibit 99.1 for a reconciliation of book value per share excluding accumulated other comprehensive income to GAAP book value per share. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available for sale investment securities which fluctuate with market conditions.

[3] Management of the Company believes that calculating the Company’s operating return on equity in this manner assists investors in evaluating the performance of the Company. See the next section for a reconciliation of operating return on equity to GAAP return on equity.

[4] Based on statutory financial measures in accordance with insurance regulations applicable to the Company’s insurance subsidiaries.

[5] See explanation in note 4 above.

In addition, the Company stated that its risk based capital level continued to grow reaching 330 percent during the third quarter.

The Company’s year-to-date statutory net gain from operations reached a record $154 million.6

Reconciliation of Operating Return on Equity to GAAP Return on Equity

Reconciliation of Return on Equity on a
Non-GAAP Basis to GAAP Basis
($ in thousands)

For the Three Months Ended September 30, 2004

		Adjusted Net
		Operating
	Non-GAAP Basis	Income Items	GAAP Basis
Return:
Net income	$42,275	$587	$42,862
Multiply by 4 quarters	x 4		x 4

Annualized	$169,100		$171,448

		Accumulated Other
		Comprehensive
		Income Items
Average Equity:
Beginning balance	$1,401,824	$22,240	$1,424,064
Ending balance	1,446,335	113,046	1,559,381

	2,848,159		2,983,445
Divide by 2 to average	/2		/2

Average	$1,424,080		$1,491,723

Return on Equity	11.9%		11.5%

ITEM 7.01. REGULATION FD DISCLOSURE

On October 27, 2004, the Company reported the following in its third quarter 2004 earnings call.

The Company reiterated that it continues to have authorization to repurchase shares of its common stock and will continue to consider deploying capital to use such authorization.

[6] See explanation in note 4 above.

This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities (a) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the Company’s ability to sell products, the market value of investments and the lapse rate and profitability of policies; (b) the ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; ( c) customer response to new products, distribution channels and marketing initiatives; ( d) mortality, morbidity, and other factors which may affect the profitability of insurance products; ( e) the ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some products; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes or actions, including those relating to regulation of insurance products and of insurance companies; (i) ratings and those of the Company’s subsidiaries by independent rating organizations which the Company believes are particularly important to the sale of products; (j) the performance of investment portfolios; (k) the impact of changes in standards of accounting for derivatives and business combinations, goodwill and other intangibles and purchase accounting adjustments; (l) the Company’s ability to integrate the business and operations of acquired entities; (m) expected life and annuity product margins; (n) the impact of anticipated investment transactions; and (o) unanticipated litigation or regulatory investigations.

There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.

ITEM 9.01 (c). EXHIBITS

99.1	Press Release dated October 26, 2004 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.

By:	/s/ Melinda Urion

Melinda Urion
Executive Vice President,
Chief Financial Officer &
Treasurer

Dated: October 27, 2004

EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 26, 2004 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).